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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------
                                    FORM 8-K
                          -----------------------------

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): March 26, 2003


                       ACTRADE FINANCIAL TECHNOLOGIES LTD.
             (Exact name of registrant as specified in its charter)


     DELAWARE                         0-18711                   13-3437739
     --------                         -------                   ----------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)


         7 PENN PLAZA, SUITE 422, NEW YORK, NEW YORK              10001
         -------------------------------------------            ---------
           (Address of principal executive offices)             (Zip Code)


                                 (212) 563-1036
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

         On March 26, 2003, Actrade Financial Technologies, Ltd. (the "Company") announced that the Company's Board of Directors has determined to pursue a sale of the Company as a going concern.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

         The following exhibit is being furnished pursuant to Item 9 and shall not be deemed to be incorporated by reference into any other filings with the Securities and Exchange Commission made by the Company.

         EXHIBIT NO.       DESCRIPTION
         -----------       -----------

             99.1          Press Release, dated March 26, 2003.


ITEM 9.  REGULATION FD DISCLOSURE.

         On March 26, 2003, the Company issued a press release which is attached as Exhibit 99.1 hereto and incorporated by reference into this Item 9.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ACTRADE FINANCIAL TECHNOLOGIES LTD.



Date:  March 26, 2003              By:  /s/ Richard McCormick
                                        ---------------------------------------
                                        Richard McCormick
                                        Chief Executive Officer



                                  EXHIBIT INDEX


EXHIBIT NO.                DESCRIPTION
-----------                -----------

     99.1                  Press Release, dated March 26, 2003